LONG-TERM DEBT AND SHORT-TERM DEBT	12 Months Ended
Feb. 28, 2022
LONG-TERM DEBT AND SHORT-TERM DEBT
LONG-TERM DEBT AND SHORT-TERM DEBT

14.         LONG-TERM DEBT AND SHORT-TERM DEBT

Facilities Agreement of 2019

On February 1, 2019, the Company entered into a three-year $600,000 term and revolving facilities agreement (the “Facilities Agreement of 2019”) with a group of arrangers led by Deutsche Bank AG, Singapore Branch. The facilities, a $270,000 three-year bullet maturity term loan and a $330,000 three-year revolving facility, are priced at 175 basis points over LIBOR. The interest is payable on a quarterly basis. The Company also paid commitment fee of 0.35% per annum based on the undrawn portion of the facilities for the period commencing on the commitment fee accrual commencement date to the end of the availability period applicable to the facilities. The use of proceeds of the facilities are for general corporate purposes.

The Facilities Agreement of 2019 contains financial covenants on the Group’s equity, interest cover and leverage, and also it has acceleration clauses about the occurrence of an event of default. The Company is required to maintain restricted cash equivalent to a three-month period of interest expense on the draw down for the duration of the Facilities Agreement of 2019.

The debt issuance cost of $12,600 for the Facilities Agreement of 2019 was amortized over the period from February 1, 2019 to January 31, 2022, and it was presented in the balance sheets as a direct deduction from the principal amount of the loan.

In October 2019, the Company drew down $270,000 three-year bullet maturity term loan under the facility commitment. On February 20, 2021, the Company issued voluntary repayment request to fully repay the outstanding bullet maturity term loan and interest payment on March 8, 2021. As a result, the term loan was reclassified from long-term debt to short-term loan as of February 28, 2021 and the remaining unamortized debt issuance cost was recorded as interest expense in the consolidated statements of operations for the year ended February 28, 2021. Concurrently, the Company issued commitment cancellation request to terminate revolving loan commitment of $330,000 effective on March 8, 2021.

Facilities Agreement of Zhenjiang

In December 2019, the Group signed a RMB1,800 million loan facilities agreement with a group of arrangers led by a PRC bank. The facilities have a term of eight years and an effective drawdown period of three years. The interest rate is prime minus 39 basis points where prime is based on Loan Prime Rate released by the National Inter-Bank Funding Center of the PRC. The interest is payable on a quarterly basis. The principal of the loan facilities is to be repaid on a proportional basis semiannually after the 3-year drawdown period. The use of proceeds of the facilities are for the construction of buildings in the city of Zhenjiang. The loan facilities are collateralized by a pledge of the construction project and the land use rights in Zhenjiang. The pledge of land use rights in Zhenjiang was released in late 2021. The Group will be subject to further pledge of assets and approval from the bank to regain the initial commitment under the loan facilities agreement.